Financial Results Financial Results First Quarter 2013 First Quarter 2013 Exhibit 99.1

The information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in Puerto Rico and the other markets in which borrowers are located; (vi) the performance of the stock and bond markets; (vii) competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-Frank Act on our businesses, business practice and cost of operations; and (x) additional Federal Deposit Insurance Corporation assessments. Other than to the extent required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2012 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended March 31, 2013 is based on preliminary unaudited data and is subject to change.

POPULAR®

1 Forward Looking Statements

Q1 2013 Highlights & Recent Events

Earnings
•
Adjusted net income of $60M
Credit
Recent Events
Capital
•
Strong capital ratios: Common Equity Tier One ratio at 12.4%
•
$1.7B in excess of CET1 over current well-capitalized threshold
•
Tangible Book Value/Share at March 31, 2013: $31.21
Strong margins: Popular, Inc. 4.39%,  BPPR 5.18%
•
Continued improvement across key metrics
Excluding bulk sale and covered loans:
NPLs declined by $42M, NCOs down $20M
$58M adjusted provision lowest in this credit cycle
Total NPL inflows decreased by $60M to lowest level in three years
Total NPL-to-Loans ratio decreased by 193 bps to 4.86%
Total NPA-to-Assets ratio decreased by 164 bps to 3.84%
•
Successful EVERTEC IPO highlights significant value of BPOP stake and results in partial monetization in early Q2
•
Puerto Rico government retirement system measures signed into law; other important initiatives completed or in process
•
Bulk sale further accelerates credit-quality improvements

NPA Sale Substantially De-risked Balance Sheet
•
Pricing:
Purchase price: $338M (34% of UPB)
Book Value of assets sold: $509M¹
$92M in cash received at closing
•
Deal structure:
Included $392M in commercial and construction NPLs, $108M in residential and commercial OREOs and $9M of other loans
Sold to a third party financial group
Retained 24.9% interest in the acquiring entity, ensuring we participate in any upside
Provided $247M in seller financing to entity to fund a portion of purchase price, costs-to-complete amounts and expenses of certain projects, working capital and other items
•
Deal structure is similar to 2011 NPL sale transaction, which has performed well:
Credit facilities have been substantially repaid sooner than expected
Value of our JV interest has appreciated

¹ Excludes $25 Million of OREO properties sold that are subject to post closing conditions and therefore did not qualify for derecognition for accounting purposes.

EVERTEC IPO

•
“EVTC” commenced trading on April 12 on NYSE
Transaction
Overview
Additional
Value
Q2 Impact on
Balance Sheet
•
BPOP retaining stake of 33.5% (26.5M shares) following IPO
•
Value of $530M based on the public offering price of $20 versus our pro-forma book value after IPO of $75M
•
Bank holding company will receive approximately $254M in cash from IPO proceeds and repayment of EVERTEC debt held by
Popular
•
After-tax gain will increase Common Equity Tier 1
Price highlights significant value of BPOP stake
Overall EVERTEC enterprise value of $2.3B, IPO equity value of $1.6B
Offering upsized to $505M
Sold 8.8M shares and will record after-tax gain of $169M in Q2

Addressing Key Areas of Shareholder Focus
•
Reducing non-performing assets
(excluding covered loans)
Total NPAs down by $885M or 42% YoY
Total NPLs held in portfolio declined $631M or 38% YoY
–
NPL declines of $498M in commercial, $66M in mortgage and $43M in legacy
Reduced NPL HFS balance to $18M from $672M in Q4 2010

Credit
TARP
•
TARP repayment
EVERTEC IPO and NPA sale continued to improve the company’s
position for shareholder-friendly exit from TARP, which remains subject to regulatory approval

Financial Summary (unaudited)

¹ Includes $8.8 million of negative valuation adjustments on loans held for sale, which were transferred to held-in-portfolio subsequent to the sale
²Includes tax benefit related to EVERTEC minority ownership of $31.6 million
¹
²
$ in thousands (except per share data)
US GAAP Non GAAP
In thousands, except per share amount Actual NPA Sale Adjusted Q4 2012
Adjusted
Variance
Net interest income $345,347 $345,347 $350,411 ($5,064)
Service fees & other oper. income 109,018 109,018 150,249 (41,231)
Gain on sale of investments, loans & trading profits (65,177) (72,087) 6,910 19,576 (12,666)
FDIC loss-share expense (26,266) (26,266) (36,824) 10,558
Gross revenues
362,922 (72,087) 435,009
483,412
(48,403)
Provision for loan losses (excluding covered loans) 206,300 (148,823) 57,477 86,256 (28,779)
Provision for loan losses (covered WB loans) 17,556 17,556 (3,445) 21,001
Total provision 223,856 (148,823) 75,033 82,811 (7,778)
Net revenues 139,066 (220,910) 359,976 400,601 (40,625)
Personnel costs 115,989 115,989 116,325 (336)
Other operating expenses 200,261 37,051 163,210 180,422 (17,212)
Total operating expenses 316,250 37,051 279,199 296,747 (17,548)
Income before tax (177,184) (257,961) 80,777 103,854 (23,077)
Income tax (benefit) expense (56,877) (77,388) 20,511 19,914 597
Net (loss) income ($120,307) ($180,573) $60,266 $83,940 ($23,674)
EPS ($1.18) $0.81
NIM 4.39% 4.41%
Tangible book value per share (quarter end) $31.21 $32.55
Market price (quarter end) $27.60 $20.79
Q1 2013

BPOP Q1 2013
CCAR & CapPR Q4 2012 *
12.4
10.5
16.5
11.7
17.8
14.6
8.9
8.5
Tier 1 Common
Tier 1 Capital
Total Capital
Tangible Common Equity

$1.7
$2.5
$1.8
Tier 1 Common
Tier 1 Capital
Total Capital

Capital Remains Strong Post-NPA Sale

Current Risk Weighted Assets are approximately $23.6 billion
Capital Ratios % Excess Capital ($ in billions)
**Excess capital over “well capitalized” Basel I threshold
*Averages for 30 bank holding Companies with $50 billion or more of total consolidated assets, consisting of 19 firms included in Comprehensive Capital Analysis and Review (CCAR) and 11 firms included in Capital Plan Review (CapPR).
•
Tier 1 Common Equity capital ratio of 12.4% in Q1 exceeds  current well-capitalized guideline by $1.7B
**
**

Asset Sale Strengthens Credit Quality
•
Non-performing loans held-in-portfolio are down by
$375M or 26% QoQ and $631M or 38% YoY
•
NPL to Loans at 4.86%  in Q1 13 vs. 6.79% in Q4 12,
and 8.21% in Q1 12
•
Remaining NPLs are mostly in PR mortgages and to
lesser extent in US commercial loans
•
Non-performing assets declined by $565M or 32%
QoQ and $885M or 42% YoY
•
Decline of $112M in OREO to $155M was mainly
driven by bulk sale, which included $58M and $50M
in commercial and mortgage OREO, respectively
Non-Performing Loans HIP ($M)
Non-Performing Assets ($M)
7.9% 7.9%
8.4%
8.4%
8.2%
7.6%
7.5%
6.8%
4.9%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13
Mortgage Commercial & Construction Other NPL/Loans (HIP)
$1,637
$1,682
$1,563
$1,550
$1,425
$1,738
$1,732
$1,625
$1,051
Metrics exclude covered loans

$2,257
$2,214
$2,168 $2,173
$2,108
$1,968
$1,911
$1,788
$1,223
7.1%
6.9%
6.8%
7.0%
6.8%
6.4%
6.2%
5.7%
3.8%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13
NPLs OREO
NPL HFS NPAs/Total Assets

Total NPL Inflows  ($M)
NPL Inflows at 3-Year Lows
•
Total NPL inflows decreased by $60 million QoQ,
driven by mortgage NPL inflows, and are at the
lowest level in three years
•
Commercial, construction and legacy NPL inflows
remained stable at lowest levels of credit cycle in
both PR and US
Mortgage NPL Inflows ($M)
Commercial, Construction & Legacy NPL Inflows  ($M)

Excludes consumer loans
$67 $92 $87 $84
$55
$51
$52 $34
$26
$271
$273
$397
$333
$279
$231
$257
$210
$158
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13
US Inflows PR Inflows
-46%
($154M)
$9 $13 $10 $8 $6 $6 $10 $8 $5
$140
$154
$175
$232
$187
$166
$157
$167
$110
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13
US Inflows PR Inflows
$58 $79 $77 $76 $48 $45 $42
$26
$21
$131
$119
$222
$101
$93
$65
$100
$43
$48
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13
US Inflows PR Inflows
Metrics exclude covered loans

Continuous Improvement in Asset Quality
•
NCOs include $163.1M related to NPA bulk sale
Excluding impact of the sale:
Decline of $20M vs. Q4 2012
NCO ratio under 2% for fourth consecutive quarter,
reaching 2008 levels
•
ALLL decreased 26 bps to 2.70% of loans, reflecting
improved credit performance
NPL reduction drove increase of ALLL/NPL to 56%
ALLL ($M), ALLL-to-NCO and ALLL-to-NPL Ratios
NCO  ($M) and NCO-to-HIP Loan  Ratio
Provision ($M) and Provision-to-NCO Ratio

Metrics exclude covered loans
$727
$690 $693 $690
$665
$649
$636
$622
$584
130%
129%
128%
137%
154%
165%
166%
154%
179%
44%
42%
40% 40% 40%
41% 41%
44%
56%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13
ALLL ALLL/NCO ALLL/NPL
$60
$96
$151
$124
$83 $82
$84
$86
$58
$149
43%
72%
111%
98%
76%
83%
87%
86%
84%
71%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13
PLL NPL Sale PLL PLL/NCO
$139
$133
$135
$126
$108
$98
$96
$101
$81
$163
2.74%
2.59%
2.64%
2.46%
2.13%
1.93%
1.87%
1.94%
4.66%
1.55%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13
NCO NPL Sale Charge-offs NCO%
•
Provision increased to $206M; includes $149M related to the
effect of the sale
•
Provision to NCOs in BPPR of 91%

Driving Shareholder Value

Unique franchise in PR provides strong, stable revenue-generating capacity
Credit metrics continue to improve
NPA sale substantially accelerated de-risking
Strong capital position with excess Tier 1 Common Equity of $1.7B
After-tax gain of EVERTEC IPO will increase CET1 in Q2
Continue to build optionality for US operations and determine best path to value creation
Actions drive us closer to TARP exit in the most shareholder-friendly fashion

Appendix Appendix

Who We Are – Popular, Inc.
Franchise
•
Financial services company
•
Headquartered in San Juan, Puerto Rico
•
$37 billion in assets (top 50 bank holding company in
the U.S.)
•
$22 billion in total loans
1
•
$27 billion in total deposits
•
276 branches serving customers in Puerto Rico,
New York, California, Florida, Illinois, U.S. Virgin
Islands, and New Jersey
•
NASDAQ ticker symbol: BPOP
•
Market Cap: $2.8 billion
2
1
Excludes covered portfolio
² As of March 31, 2013
*Doing business as Popular Community Bank.
Summary Corporate Structure
Assets = $36.9bn
Popular Auto,
Inc.
Banco Popular
de Puerto Rico
Popular
Securities, Inc.
Assets = $27.9 bn
Assets = $8.7bn
Banco Popular
North America*
Puerto Rico operations
Selected equity investments
(first
two under “corporate” segment and third under
PR):
Popular
Insurance, Inc.
Popular North
America, Inc.
U.S. banking operations
Transaction processing,
business processes outsourcing
33.5% stake
Adjusted EBITDA  of $169.6
million for 2012
Dominican
Republic bank
19.99% stake
2012 approximate
income $114
million
PRLP 2011 Holdings
Construction and
commercial loans vehicle
24.9% stake
PR Asset Portfolio 2013-1
International, LLC
Construction, commercial
loans and OREOs vehicle
24.9% stake

Consolidated Credit Summary
(Excluding Covered Loans)
$ in millions Q1 13 Q4 12 Q1 12
Loans Held in Portfolio (HIP) $21,634 $20,984 $650 3.1% $20,479 $1,155 5.7%
Performing HFS 183 258 (75) (29.1%) 129 54 41.9%
NPL HFS 18 96 (78) -81.3% 232 (214) -92.3%
Total Non Covered Loans 21,835 21,338 $497 2.3% 20,840 $995 4.8%
Non-performing loans (NPLs) $1,051 $1,425 ($375) -26.3% $1,682 ($632) -37.5%
Commercial $321 $665
($345)
-51.8% $819
($498)
-60.8%
Construction $51 $43
$8
17.5% $69
($19)
-26.7%
Legacy $36 $41
($5)
-12.1% $79
($43)
-54.7%
Mortgage $601 $630
($29)
-4.7% $667
($66)
-10.0%
Consumer $42 $46
($3)
-7.2% $47
($5)
-10.6%
NPLs HIP to loans HIP 4.86% 6.79% -1.9% -28.5% 8.21% -3.35% -40.9%
Net charge-offs (NCOs) $81 $101 ($20) -19.7% $108 ($27) -25.1%
Commercial $32 $49
($16)
-33.3% $54
($22)
-40.4%
Construction $0 ($2)
$2
NM ($0)
$0
NM
Legacy $2 $3
($1)
-44.0% $4
($2)
-47.0%
Mortgage $20 $20
($1)
-3.8% $17
$2
12.1%
Consumer $27 $31
($4)
-12.5% $33
($6)
-17.6%
Write-downs bulk sale $163 $0 $163 NM $0 $163 NM
NCOs to average loans HIP 1.55% 1.94% -0.4% -20.1% 2.13% -0.6% -27.2%
Provision for loan losses (PLL)
1.10%
1
$86 ($29) (33.72%) $83 ($26) (31.3%)
PLL to average loans HIP 1.66% (0.6%) (33.73%) 1.62% (0.5%) (30.9%)
PLL to NCOs 0.71x
1
0.86x (0.15x) (17.4%) 0.76x (0.05x) (6.58%)
Allowance for loan losses (ALL) $584 $622 ($37) -6.1% $665 ($81) -12.2%
ALL to loans HIP 2.70% 2.96% -0.3% -8.9% 3.25% -0.6% -17.0%
ALL to NPLs HIP 55.54% 43.62% 11.9% 27.3% 39.53% 16.0% 40.5%
Q1 13 vs Q4 12 Q1 13 vs Q1 12
1
Excluding provision for loan losses and net write-downs related to the asset sale.
$57
1

PR  & US Business

1
Excludes covered loans
$ in millions (unaudited) Q1 13 Q4 12 Variance Q1 13 Q4 12 Variance
Net Interest Income $305 $309 ($4) $68 $68 $0
Non Interest Income 16 90 (74) 10 15 (5)
Gross Revenues 321 399 (78) 78 83 (5)
Provision (non-covered) 204 78 126 2 8 (6)
Provision (covered WB) 18 (3) 21 - - -
Provision for loan losses 222 75 147 2 8 (6)
Expenses 261 240 21 58 57 1
Tax  (Benefit) Expense (53) 19 (72) 1 1 0
Net (Loss) Income ($109) 65 ($174) $17 $17 $0
NPLs  (HIP) ¹ $838 $1,192 ($354) $213 $233 ($20)
NPLs  (HIP + HFS) ¹ 854 1,286 (432) 214 235 (21)
Loan loss reserve ¹ 424 445 (21) 159 176 (17)
Assets $27,863 $27,600 $263 $8,727 $8,652 $75
Loans  (HIP) 19,278 18,959 319 5,688 5,751 (63)
Loans  (HIP + HFS) 19,476 19,309 167 5,692 5,755 (63)
Deposits 20,946 20,989 (43) 6,121 6,076 45
NIM 5.18% 5.18% 0.00% 3.48% 3.51% -0.03%
PR US

Recent PR Government Actions
•
Comprehensive Government Pension Plan Reform was enacted in April 2013. Main elements include:
Retirement age increased for some groups of employees
Employee contribution to the system will be increased to 10% from 8.275%
Active public employees will be granted future benefits based on a defined contribution plan which will be paid through a lifetime annuity
Reduction in Christmas bonus and elimination of summer bonus
•
Act 154 excise tax has been increased and fixed at 4%; also extended for five years  (approx. $600 million in additional annual revenues)
•
Completed Luis Muñoz Marín International Airport lease agreement with Aerostar Holdings
Upfront payment of $615 million and $240 million in capital improvement commitments over the next
5 years
•
Puerto Rico Aqueduct and Sewer Authority (“PRASA”) announced a 67% rate increase that will provide additional revenues to cover operational expenses
•
Promotion of Act 20-2012 - Export Services & Act 22-2012 - Individual Residents Investors
Source: Government Development Bank of PR bgfpr.com, PR Finance
Housing Authority,  PR Commissioner of  Financial Institutions

Popular, Inc. Credit Ratings
•
Our senior unsecured ratings have been gradually improving since 2010:
Fitch: BB- Stable Outlook (Revised January 2013)
Moody’s: B1 Stable Outlook (Revised December 2012)
S&P: B+ Stable Outlook  (No Change)
January 2013: Fitch raised to BB- from B+; outlook revised to stable
December 2012: Moody’s downgraded BPOP by two notches to B1; stable outlook assigned
April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
January 2012:  Fitch raised BPOP’s outlook to positive
December 2011: S&P raised its ratings on BPPR to BB from BB- and changed outlook to stable given revised bank criteria to regional banks
July 2011: S&P raised our senior unsecured rating by one notch to B+
As the P.R. economy stabilizes and our credit metrics improve, we should see upward pressure on the ratings

Financial Results Financial Results First Quarter 2013 First Quarter 2013